                                                                    EXHIBIT 99.1

                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                 JUNE 10, 2002

                                                                YEAR
                                                                BUILT/       WATER
RIG                         RIG DESIGN                         REBUILT       DEPTH           LOCATION             OPERATOR
---                         ----------                         -------       -----           --------             --------
U.S. GULF OF MEXICO (21)
------------------------
JACKUPS (10)
------------
Noble Eddie Paul            MLT Class 84-E.R.C. (T)           1976/1995     390'-IC   South Timbalier 295          Apache

Noble Leonard Jones         MLT Class 53-E.R.C. (T)           1972/1998     390'-IC   Eugene Island 240              BP

Noble Bill Jennings         MLT Class 84-E.R.C. (T)           1975/1997     390'-IC   Eugene Island 341        ChevronTexaco

Noble Johnnie Hoffman       BakMar BMC 300 IC (T) (Z)         1976/1993     300'-IC   South Pelto 22               Stone

Noble Sam Noble             Levingston Class 111-C (T)           1982       300'-IC   Sabine Pass                 Shipyard

Noble Gene Rosser           Levingston Class 111-C (T)        1977/1996     300'-IC   Matagorda 713                Apache

Noble John Sandifer         Levingston Class 111-C (T)        1975/1995     300'-IC   Eugene Island 305            Devon

Noble Tom Jobe              MLT Class 82-SD-C (T) (Z)            1982       250'-IC   High Island A-169          Spinnaker

Noble Earl Frederickson     MLT Class 82-SD-C (T) (Z)            1979       250'-IC   Eugene Island 237        ChevronTexaco

Noble Carl Norberg          MLT Class 82-C (T)                1976/1996     250'-IC   Eugene Island 113


SEMISUBMERSIBLES (8)
--------------------
Noble Paul Romano           Noble EVA 4000TM (T)              1981/1998     6,000'    Green Canyon 155             Shell

Noble Jim Thompson          Noble EVA 4000TM (T)              1984/1999     6,000'    Garden Banks 559             Shell

Noble Amos Runner           Noble EVA 4000TM (T)              1982/1999     6,600'    Garden Banks 515            Marathon

Noble Max Smith             Noble EVA 4000TM (T)              1980/1999     6,000'    Mississippi Canyon 772      Dominion


Noble Homer Ferrington      F&G 9500 Enhanced Pacesetter (T)  1985/2000     6,000'    Mississippi Canyon 211     ExxonMobil

Noble Clyde Boudreaux       F&G 9500 Enhanced Pacesetter      1987/1999     10,000'   MS - F&G shipyard           Shipyard


Noble Lorris Bouzigard
  (ex-96)                   IPF Pentagone (T)                    1975      4,000' *   MS - F&G shipyard           Shipyard

Noble Therald Martin
  (ex-97)                   IPF Pentagone (T)                    1977      4,000' *   MS - F&G shipyard           Shipyard

SUBMERSIBLES (3)
----------------
Noble Fri Rodli             Transworld                        1979/1998      70'-C    West Cameron 38             Stacked

Noble Joe Alford            Pace 85                              1982        85'-C    Eugene Island 113           Stacked

Noble Lester Pettus         Pace 85                              1982        85'-C    Eugene Island 110             LLOG

INTERNATIONAL (32)
------------------
MEXICO JACKUP (1)
-----------------
Noble Lewis Dugger          Levingston Class 111-C (T)        1977/1997     300'-IC   Bay of Campeche              Pemex

BRAZIL JACKUP (1)
-----------------
Noble Dick Favor            BakMar BMC 150 IC                 1982/1993     150'-IC   Brazil                     Petrobras

BRAZIL SEMISUBMERSIBLE (1)
--------------------------
Noble Paul Wolff            Noble EVA 4000TM (T)              1981/1998    8,900'-DP  Brazil                     Petrobras


                               ANTICIPATED
                                CONTRACT        DAYRATE
RIG                            EXPIRATION        ($000)        COMMENTS
---                            ----------       -------        --------
U.S. GULF OF MEXICO (21)
------------------------
JACKUPS (10)
------------
Noble Eddie Paul                 6/2002          32-33         Rate effective 5/15/2002 for 45 days, option at mutually agreed rate.

Noble Leonard Jones              7/2002          35-37         90-day extension effective 5/01/2002, with option at mutually agreed rate.

Noble Bill Jennings              6/2002          35-37         Rate effective 4/21/2002 through +/- 6/25/2002.

Noble Johnnie Hoffman            8/2002          26-28         Rate effective 5/15/2002. Rig down for 5 days between contracts.

Noble Sam Noble                                                Off contract on 5/20/2002. Rig in shipyard for spud can repairs.
                                                               Next to Houston Exploration @ $26-28 on +/- 6/22/2002.

Noble Gene Rosser                7/2002          22-23         Rate effective 5/10/2002 through +/- 7/10/2002.

Noble John Sandifer              8/2002          19-21         Rate effective on 3/18/2002 through +/- 6/15/2002, then one well extension @ $22-24.

Noble Tom Jobe                   6/2002          17-19         $17-18 from 2/11/2002 through 4/27/2002, then $17-19 for +/- 45 days.

Noble Earl Frederickson          6/2002          21-22         Rate effective 5/20/2002 through +/- 6/15/2002, 2 well option pending.

Noble Carl Norberg                                             Rate of $17-19 effective from 3/24/2002 through 6/01/2002. Rig down for +/- 14 days for crane repairs, then to Nexen for +/- 45 days @ $21 - 23.
SEMISUBMERSIBLES (8)
--------------------
Noble Paul Romano                12/2002         94-96         One-year option from 12/2002 at mutually agreed terms and conditions.

Noble Jim Thompson               7/2004         158-160        Contract has been extended for two years @ $154-156 from 7/01/2002.

Noble Amos Runner                8/2004         146-148

Noble Max Smith                  1/2005         102-103        Rig with Dominion through +/- 7/15/2002.


Noble Homer Ferrington           1/2005          89-91         Samedan @ $84-86 from 4/04/2002 through 5/12/2002, then idle through 6/05/2002. Then to ExxonMobil for 90 days @ $89-91 in +/-
                                                               4,200' of water.

Noble Clyde Boudreaux                                          Engineering complete. Structural steel work being carried out on hull. Procuring certain long lead time capital equipment.


Noble Lorris Bouzigard                                         Rig undergoing upgrade/refurbishment to living quarters and
  (ex-96)                                                      drilling equipment. Anticipate rig to be available for service in
                                                               4Q 2002.

Noble Therald Martin
  (ex-97)                                                      Rig undergoing upgrade/refurbishment to living quarters and drilling equipment. Anticipate rig to be available for service in 1Q 2003.
SUBMERSIBLES (3)
----------------
Noble Fri Rodli                                                Stacked cold.

Noble Joe Alford                                               Stacked ready.

Noble Lester Pettus              7/2002          18-20         Rate effective 4/09/2002.

INTERNATIONAL (32)
------------------
MEXICO JACKUP (1)
-----------------
Noble Lewis Dugger               7/2004          56-58

BRAZIL JACKUP (1)
-----------------
Noble Dick Favor                 3/2003          35-36

BRAZIL SEMISUBMERSIBLE (1)
--------------------------
Noble Paul Wolff                 5/2005         138-140        The rig was off rate from 3/01/2002 through 4/03/2002 for underwater survey.


                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                 JUNE 10, 2002

                                                                YEAR
                                                                BUILT/       WATER
RIG                         RIG DESIGN                         REBUILT       DEPTH           LOCATION             OPERATOR
---                         ----------                         -------       -----           --------             --------
BRAZIL DRILLSHIPS (3)
---------------------
Noble Leo Segerius          Gusto Engineering Pelican (T)        1981      5,000'-DP        Brazil               Petrobras

Noble Roger Eason           Neddrill (T)                         1977      6,000'-DP        Brazil               Petrobras

Noble Muravlenko            Gusto Engineering Ice Class (T)   1982/1997    4,000'-DP        Brazil               Petrobras

NORTH SEA JACKUPS (8)
---------------------
Noble Al White              CFEM T-2005 C (T)                 1982/1997     360'-IC         Netherlands        Elf Petroland

Noble Byron Welliver        CFEM T-2005 C (T)                    1982       300'-IC         Denmark                Maersk

Noble Kolskaya              Gusto Engineering (T)                1985       330'-IC         Netherlands            Clyde

Noble George Sauvageau      NAM (T)                              1981       300'-IC         Netherlands             NAM

Noble Ronald Hoope          MSC/CJ46 (T)                         1982       250'-IC         Netherlands         Gaz de Franz

Noble Piet van Ede          MSC/CJ46 (T)                         1982       250'-IC         Netherlands         Gaz de Franz

Noble Lynda Bossler         MSC/CJ46 (T) (Z)                     1982       250'-IC         Netherlands            Clyde

Noble Julie Robertson       Baker Marine Europe Class (T)        1981      390'-IC**        United Kingdom           BG

NORTH SEA
---------
SEMISUBMERSIBLE (1)
-------------------
Noble Ton van Langeveld     Offshore SCP III Mark 2 (T)       1979/2000     1,500'          United Kingdom       Kerr-McGee

WEST AFRICA JACKUPS (6)
-----------------------
Noble Tommy Craighead       F&G L-780 MOD II-IC (T)           1982/1990     300'-IC         Nigeria                Addax

Noble Percy Johns           F&G L-780 MOD II-IC (T)           1981/1995     300'-IC         Nigeria              ExxonMobil

Noble Roy Butler            F&G L-780 MOD II-IC (T)              1982       300'-IC         Nigeria            ChevronTexaco

Noble Ed Noble              MLT Class 82-SD-C (T)             1984/1990     250'-IC         Nigeria              ExxonMobil

Noble Lloyd Noble           MLT Class 82-SD-C (T)             1983/1990     250'-IC         Nigeria            ChevronTexaco

Noble Don Walker            BakMar BMC 150 IC (T)                1982       150'-IC         Nigeria                Shell

ARABIAN GULF JACKUPS (7)
------------------------
Noble Kenneth Delaney       F&G L-780 MOD II-IC (T)           1983/1998     300'-IC         UAE                     NDC

Noble George McLeod         F&G L-780 MOD II-IC (T)           1981/1995     300'-IC         UAE                     NDC

Noble Gus Androes           Levingston Class 111-C (T)        1982/1996     300'-IC         Qatar                  Maersk

Noble Chuck Syring          MLT Class 82-C (T)                1976/1996     250'-IC         Qatar                  Maersk

Noble Crosco Panon          Levingston Class 111-C (T)        1976/2001     300'-IC         Qatar            Elf Petroleum Qatar

Noble Charles Copeland      MLT Class 82-SD-C (T)             1979/2001     250'-IC         Qatar                 BP Qatar

Noble Jimmy Puckett         F&G L-780 MOD II-IC (T)           1982/2002     300'-IC         Qatar            Dolphin Energy Ltd.

INDIA JACKUP (1)
----------------
Noble Ed Holt               Levingston Class 111-C (T)        1981/1994     300'-IC         India                   ONGC

                               ANTICIPATED
                                CONTRACT        DAYRATE
RIG                            EXPIRATION        ($000)        COMMENTS
---                            ----------       -------        --------
BRAZIL DRILLSHIPS (3)
---------------------
Noble Leo Segerius               3/2005                        Commenced 3-year contract on 12/15/2001 @ initial rate of
                                                               $107-109. Entered shipyard on 6/01/2002 for up to 90 days
                                                               (6/01/2002 - +/- 8/31/2002), then recommence contract @ $109-111.
                                                               Rig will be equipped with aluminum alloy riser.

Noble Roger Eason                4/2003          74-76

Noble Muravlenko                 3/2003          58-60

NORTH SEA JACKUPS (8)
---------------------
Noble Al White                   12/2002         72-74         On new rate of $72-74 on 5/31/2002 for +/- 90 days, then one well
                                                               @ $80-82.

Noble Byron Welliver             8/2002          63-65         One-year extension from 9/01/2002 @ $61-63 pending.

Noble Kolskaya                   7/2002          76-78         Rig released on 5/09/2002. Then to Clyde on 6/02/2002 for +/- 45 days.

Noble George Sauvageau           4/2003          83-85         Rate effective from 4/10/2002 through 10/10/2002 @ $83-85. Market rate adjustment on 10/10/2002.

Noble Ronald Hoope               8/2002          69-71         Rate effective +/- 5/07/2002 for +/- 100 days.

Noble Piet van Ede               12/2002         80-81

Noble Lynda Bossler              9/2002          79-81         Well to well contract from 7/01/2002, rate firm from 7/01/2002 through 9/30/2002 @ $76-78.

Noble Julie Robertson            12/2002         87-88

NORTH SEA
---------
SEMISUBMERSIBLE (1)
-------------------
Noble Ton van Langeveld          8/2002          71-73         Rate effective 3/15/2002. First well @ $68-70 through 5/29/2002, second well @ $71-73 through +/- 7/15/2002, plus 1 additional +/-
                                                               45 day well @ $78-80, plus 1 option well at market indexed rate.

WEST AFRICA JACKUPS (6)
-----------------------
Noble Tommy Craighead            4/2003          57-59

Noble Percy Johns                4/2003          57-59

Noble Roy Butler                 4/2003          51-53

Noble Ed Noble                   3/2003          51-53

Noble Lloyd Noble                10/2002         57-59

Noble Don Walker                 11/2002         59-60

ARABIAN GULF JACKUPS (7)
------------------------
Noble Kenneth Delaney            5/2003          53-54         Contract recently extended for one year.

Noble George McLeod              6/2003          53-54         Contract recently extended for one year.

Noble Gus Androes                12/2002         53-55

Noble Chuck Syring               6/2003          50-52

Noble Crosco Panon               9/2002          39-41         Rig down from 5/30/2002 for +/- 12 days for SCR change out.

Noble Charles Copeland           7/2002          57-59         LOI from ChevronTexaco and Petronas for three wells @ $53-56. Rig may be down for +/- 45 days between contracts.

Noble Jimmy Puckett              9/2002          55-56         Rate effective 4/05/2002. One well, plus one-well option.

INDIA JACKUP (1)
----------------
Noble Ed Holt                    11/2002         33-35

                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                 JUNE 10, 2002

                                                                YEAR
                                                                BUILT/       WATER
RIG                         RIG DESIGN                         REBUILT       DEPTH           LOCATION             OPERATOR
---                         ----------                         -------       -----           --------             --------
FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------
Noble Dave Beard            F&G 9500 Enhanced Pacesetter         1986       10,000'         Dalian, China         Shipyard

Bingo 9000 - 3              Trosvik Bingo 9000                   1999      10,000'***       Dalian, China         Shipyard

Bingo 9000 - 4              Trosvik Bingo 9000                   1999      10,000'***       Dalian, China         Shipyard


                               ANTICIPATED
                                CONTRACT        DAYRATE
RIG                            EXPIRATION        ($000)        COMMENTS
---                            ----------       -------        --------
FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------
Noble Dave Beard                                               Completing engineering.

Bingo 9000 - 3                                                 Baredeck hull. Rig 3 and Rig 4 purchased 3/27/2002 for $45.0 million. Seller has option to repurchase the rigs for $56.0 million. Option must be exercised by 12/27/2002 with a closing date of 3/27/2003.

Bingo 9000 - 4                                                 See Bingo 9000-3

-------------------------------------------------------------------------------------------------------------------------------

(T)   Denotes Top Drive.

(Z)   Denotes Zero Discharge.

(*) Rig to be upgraded to 4,000' utilizing aluminum alloy riser. Estimate of timing of aluminum riser deployment: Noble Therald Martin -- IQ 2003; Noble Lorris Bouzigard -- +/- 3Q 2003.

(**) Leg extensions being fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(***) Baredeck hull constructed as capable to operate in 10,000' of water.

                                     Page 3